Trade payables	12 Months Ended
Dec. 31, 2025
Trade payables.
Trade payables

20.Trade payables

	As at December 31
(in EUR 000)	2025	2024
Payables	5,168	3,749
Invoices to be received	8,559	5,756
Total trade payables	13,727	9,505

The increase in total trade payables of €4.2 million as at December 31, 2025 is due to an increase in payables of €1.4 million and an increase in invoices to be received of €2.8 million. The increase reflects higher business activity.

The Company normally settles its trade payables in 30 days.